U.S. Auto Parts Initiates New Stock Repurchase Program

CARSON, Calif. - May 17, 2017 - U.S. Auto Parts Network, Inc. (NASDAQ: PRTS), one of the largest online providers of aftermarket automotive parts and accessories, announced that its board of directors has approved the repurchase of up to an aggregate of $5,000,000 of the company’s common stock.

The repurchases will be made from time to time on the open market at prevailing market prices, in negotiated transactions off the market, or in such other manner as determined by U.S. Auto Parts, including through plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934.

U.S. Auto Parts CEO Aaron Coleman commented: “This new repurchase program reflects our confidence in the strength and future of U.S. Auto Parts. We believe this program is an effective use of our balance sheet and strong cash flow generation, and further underscores our commitment to enhancing stockholder value.”

The repurchase program is expected to continue through May 16, 2018 unless extended or shortened by the Board of Directors.

About U.S. Auto Parts Network, Inc.
Established in 1995, U.S. Auto Parts Network, Inc. (the “Company”) is a leading online provider of automotive aftermarket parts, including collision, engine, and performance parts and accessories. Through the Company’s network of websites, U.S. Auto Parts provides consumers with a broad selection of competitively priced products, all mapped by a proprietary database with applications based on vehicle makes, models and years. U.S. Auto Parts’ flagship websites include www.autopartswarehouse.com, www.carparts.com, www.jcwhitney.com, and www.AutoMD.com, as well as the Company’s corporate website at www.usautoparts.net.
U.S. Auto Parts is headquartered in Carson, California

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s share repurchase program, the Company’s timing and ability to repurchase shares of the Company’s common stock under a share repurchase program, and the improved terms of the credit agreement. These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions including, but not limited to, (a) fluctuations in the trading volume and market price of shares of the Company’s common stock, general business and market conditions and management’s determination of alternative needs and uses of the Company’s cash resources which may affect the Company’s share repurchase program; and (b) competitive pressures, our dependence on search engines to attract customers, demand for U.S. Auto Parts’ products, the online market for aftermarket auto parts, the operating restrictions in our credit agreement, and the weather, as well as such other risks as may be detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Any forward-looking statements speak only as of the date of this press release, and except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Risk Factors contained in the Company’s Annual Report on Form 10-K and

Quarterly Reports on Form 10-Q, which are available at www.usautoparts.net and the SEC’s website at www.sec.gov.  You are urged to consider these factors carefully in evaluating the forward-looking statements in this release and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement.

Company Contacts:
Neil T. Watanabe, Chief Financial Officer
U.S. Auto Parts Network, Inc.
(424) 702-1455 x421
nwatanabe@usautoparts.com

Investor Relations:
Cody Slach or Sean Mansouri
Liolios
949-574-3860
PRTS@liolios.com